2009
Regulatory Strategy
AGL Resources
2009 Analyst Meeting

Hank Linginfelter
Executive Vice President - Utility Operations

AGL Resources 2009 Analyst Meeting
2009
Forward-Looking Statements
 Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” as defined in the Private
 Securities Litigation Reform Act of 1995. Forward-looking statements involve matters that are not historical facts and because these statements involve anticipated events or conditions, forward-looking statements often include words such as "anticipate," "assume," “believe,” "can," "could," "estimate," "expect," "forecast," “future,” “goal,”
 "indicate," "intend," "may," “outlook,” "plan," "predict," "project,” "seek," "should," "target," "will," "would," or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. While we believe that our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control - that could cause results to differ significantly from our expectations. Such events, risks and uncertainties include, but are not limited to, changes in price, supply and demand for natural gas and related products, impact of changes in state and federal legislation and regulation, including any changes related to climate change, actions taken by government agencies on rates and other matters, concentration of credit risk, utility and energy industry consolidation, impact of acquisitions and divestitures, direct or indirect effects on AGL Resources' business, financial condition or liquidity resulting from a change in our credit ratings, the credit ratings of our counterparties or competitors, or the continued disruption in the credit markets, interest rate fluctuations, financial market conditions and general economic conditions, uncertainties about environmental issues and the related impact of such issues, impacts of changes in weather upon the temperature-sensitive portions of the business, impacts of natural disaster such as hurricanes upon the supply or price of gas, acts of war or terrorism, and other factors which can be found in our filings with the
 Securities and Exchange Commission. Forward-looking statements are only as of the date they are made, and we do not undertake any obligation to update these statements to reflect subsequent changes.
 Management does not affirm or update earnings guidance during private and one-on-one meetings with investors, but only updates or confirms earnings guidance through public disclosure and filing with the commission. Earnings guidance is only effective as of the date it is given. The company further disclaims any duty to update its guidance.

AGL Resources 2009 Analyst Meeting
2009
Non-GAAP Measures
 Company management evaluates segment financial performance based on earnings before interest and taxes
 (EBIT), which includes the effects of corporate expense allocations. EBIT is a non-GAAP (accounting principles generally accepted in the United States of America) financial measure. Items that are not included in EBIT are financing costs, including debt and interest expense and income taxes. The company evaluates each of these items on a consolidated level and believes EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations.
 We also use EBIT internally to measure performance against budget and in reports for management and the Board of Directors. Projections of forward-looking EBIT are used in our internal budgeting process, and those projections are used in providing forward-looking business segment EBIT projections to investors. We are unable to reconcile our forward-looking EBIT business segment guidance to GAAP earnings per share because we do not predict the future impact of unusual items and mark-to-market gains or losses on energy contracts. The impact of these items could be material to our operating results reported in accordance with GAAP.
 Operating margin is a non-GAAP measure calculated as revenues minus cost of gas, excluding operation and maintenance expense, depreciation and amortization, and taxes other than income taxes. These items are included in the company's calculation of operating income. The company believes operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of gas is generally passed directly through to customers.
 EBIT and operating margin should not be considered as alternatives to, or more meaningful indicators of, the company's operating performance than operating income or net income as determined in accordance with GAAP. In addition, the company's EBIT or operating margin may not be comparable to similarly titled measures of another company.
 Reconciliation of non-GAAP financial measures referenced in this presentation are available on the company’s website at www.aglresources.com under the Investor Relations section.

AGL Resources 2009 Analyst Meeting
2009
Utility Operations Today
• Customer growth - provides potential upside long-term, but will be challenging near-term
• Weather - our operations are largely not weather-sensitive
• Bad debt expense - generally consistent with our expectations
• Industrial demand destruction - minimal impact given our
 customer mix
• Margin stabilization - current and proposed mechanisms enable highly stable, predictable margins

AGL Resources 2009 Analyst Meeting
2009
	Distribution Operations	Atlanta Gas Light	Chattanooga Gas	Elizabethtown Gas	Elkton Gas	Florida City Gas	Virginia Natural Gas
% Fixed charges	69%	100%	36%	42%	12%	30%	29%
% Volumetric charges	31%	0%	64%	58%	88%	70%	71%
WNA in place		n/a	yes	yes	no	no	yes
%Weather Stablized (non- weather sensitive or with WNA)	94%	100%	83%	89%	12%	73%	95%
Decoupling in place		Yes- SFV rates with annual true-up	Legislation under consideration	Proposed in current rate case	Yes- revenue per customer (res. and comm.) with monthly true- up	No	Yes- revenue per customer (res. only) with a “smoothed” monthly true-up
% Stabilized (SFV or Decoupled)	65%	100%	0%	0%	66%	0%	73%
Proposed % Stabilized (SFV or Decoupled)	86%	100%	83%	89%	66%	0%	73%
Margin Stabilization Strategy

AGL Resources 2009 Analyst Meeting
2009
Utility margins are primarily from residential and commercial customers; minimal margin exposure to the industrial sector
	Distribution Operations	Atlanta Gas Light	Chattanooga Gas	Elizabethtown Gas	Elkton Gas	Florida City Gas	Virginia Natural Gas
% Residential	69%	76%	44%	61%	48%	50%	73%
% Commercial	26%	24%	39%	28%	18%	35%	22%
% Industrial	5%	--	17%	11%	34%	15%	5%
Margins by Customer

AGL Resources 2009 Analyst Meeting
2009
Regulatory Strategy
• Optimize return on invested capital
• Reduce regulatory lag and provide for timely recovery of
 prudently incurred expenses (depreciation, pension, health care, etc.)
• Achieve rate stability for customers
 – Reduce impact of gas cost and weather volatility on
 customer bills
 – Decouple company revenues from customer usage in order
 to promote conservation and efficiency
• Align interests of customers and investors
• Maintain asset management agreements in each jurisdiction that enable the utilities to optimize their assets and share profits with customers

AGL Resources 2009 Analyst Meeting
2009
GEORGIA ✓ Capacity supply plan ✓ Pipeline replacement program (PRP) ✓ Extension of asset management agreement through 2012 ✓ Georgia SEED (Sustainable Environmental Economic Development) program	VIRGINIA ✓ Extension of asset management agreement through 2012 ✓ VNG decoupling and conservation program ✓ Commercial WNA ✓ Hampton Roads Crossing support ✓ AFUDC for large capital projects
NEW JERSEY
✓ Rate case filed March 2009
✓ Decoupling proposal
✓ Extension of asset
 management agreement
 through 2011
✓ Energy conservation and
 economic stimulus
 programs (Governor’s
 infrastructure investment
 plan, RGGI)

FLORIDA ✓ 5-year rate stayout ✓ Approval of acquisition premium for return calculations ✓ Pension accounting order ✓ Extension of asset management agreement through 2013	TENNESSEE ✓ Extension of asset management agreement through 2011 ✓ Supporting legislation to promote decoupling	MARYLAND ✓ Rate increase approved in 2008 ✓ Revenue normalization adjustment approved
Progress Report and Current Initiatives

AGL Resources 2009 Analyst Meeting
2009
	2004 Rate Base	2008 Rate Base	CAGR (2004-2008)
Atlanta Gas Light	$1,120	$1,312	4.0%
Elizabethtown Gas	$397	$471	4.4%
Virginia Natural Gas	$325	$378	3.9%
Florida City Gas	$125	$152	5.0%
Chattanooga Gas	$94	$108	3.5%
Note: Rate base estimated based on 13-month average.
Significant Utility Capital Investment

AGL Resources 2009 Analyst Meeting
2009
Authorized
Estimated FY08
Return On Rate Base
Return On Rate Base
Atlanta Gas Light
8.53%
8.38%
Elizabethtown Gas
7.95%
6.86%
Virginia Natural Gas
9.24%
8.24%
Florida City Gas
7.36%
5.63%
Chattanooga Gas
7.89%
6.52%
Notes:
(1) Authorized return on rate base reflected above was that authorized as of December 31, 2008.
(2) Estimates based on principles consistent with utility ratemaking in each jurisdiction, and are not necessarily consistent with GAAP returns.
(3) Florida City Gas includes the impacts of the acquisition adjustment, as approved by the Florida Commission in
 December 2007, in its rate base, return on rate base and return on equity calculations.
Return on Rate Base

AGL Resources 2009 Analyst Meeting
2009
• Rate case filing required in accordance with 2004 acquisition order (end of 5-year rate freeze)
• Since acquisition, AGL has made $124 million in capital
 investments in the New Jersey franchise
• Significant improvements have been made in:
 – Community presence
 – Employee relations
 – Financial strength of the utility
 – Commitment to safety and strong corporate governance
• Proposal to establish customer call center in New Jersey that would create more than 50 permanent jobs
• Decoupling mechanism proposed
Docket #: BPU GR09030195
New Jersey Rate Case Overview

AGL Resources 2009 Analyst Meeting
2009
Revenue increase requested:  $24.8 million
Return on equity proposed:  11.25%
Return on rate base proposed:   8.57%
Capital structure:   50.38% equity
    42.91% long-term debt
     6.71% short-term debt
Rate design changes proposed:             Decoupling program (Efficiency
    and Usage Adjustment)
Average residential bill increase: $8.37 per month*
* Based on average residential usage of 100 therms per month.
New Jersey Rate Case Filing

AGL Resources 2009 Analyst Meeting
2009
Increased depreciation expense  $ 9.1 MM
Carrying cost of increased rate base  5.8 MM
Increase in uncollectible expenses  5.0 MM
Increased cost of capital   4.0 MM
Increased O&M expense   2.1 MM
Less increased margins from normalized
customer growth levels   (0.7) MM
Other     (0.5) MM
Total increase requested  $ 24.8 MM
Components of Proposed Increase

AGL Resources 2009 Analyst Meeting
2009
• Decoupling mechanism to normalize margins
• Revenue per customer mechanism (similar to one used by
 other gas utilities in the state)
• Proposal would eliminate the current weather normalization clause (WNC)
• Annual adjustments/true-ups
• EUA will be supported by conservation programs
Efficiency Usage and Adjustment (EUA) mechanism
New Jersey Rate Case - Decoupling Proposal

AGL Resources 2009 Analyst Meeting
2009
New Jersey Infrastructure Enhancement
• Response to Governor Corzine’s call for utilities to assist in economic recovery by increasing infrastructure investments
• Elizabethtown Gas has proposed to support the program by
 accelerating pipeline replacement infrastructure investment over the next two years
 – 29 miles of high-pressure cast iron main
 – 40 miles of low-pressure cast iron main
 – Pipeline interconnections and other smaller projects
• Total capital investment: $60 million
• Proposal to recover costs through a progressive volumetric surcharge

STRONG
FUNDAMENTALS
SUSTAINABLE
FUTURE

New rates to be effective
August 1, 2011
(subject to refund)

AGL Resources 2009 Analyst Meeting
2009
Elizabethtown
Gas
Atlanta Gas
Light
Virginia Natural
Gas
Chattanooga
Gas
Rate case filed
March 10, 2009
Rates to go into
effect January 1, 2010
Expected filing date:
November 1, 2009
New rates to be
Effective May 1, 2010
Expected filing date:
2Q 2010
Expected filing date:
2Q 2010
New rates to be effective
January 1, 2011
Q1 09
Q2 09
Q1 11
Q4 10
Q3 09
Q2 10
Q3 10
Q4 09
Q1 10
Q2 11
Q3 11
Q4 11
NOTE: Test year - 10/1/2008 - 9/30/2009
NOTES:
Test year - 12/1/09 - 11/30/10
6-month statutory requirement
NOTES:
Test year - 1/1/2010-12/31/2010
No statutory requirement -
Expect about a year
NOTES:
Test year - 1/1/11 - 12/31/11
Rates can go into effect, subject
to refund, 6 months after filing
Looking Ahead - The Regulatory Timeline